Financial Supplement First Quarter 2018 ______________________________________________________________________________________________________________________________________________________ Page 1

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income 5 Consolidated Balance Sheets 6 Operating Earnings by Segment 7 Assets Under Management and Administration 8 Sales Metrics by Segment 9 Select Metrics from Business Segments and Corporate and Other Individual Retirement Statement of Income and Summary Metrics 11 Select Operating Metrics 12 Group Retirement Statement of Income and Summary Metrics 13 Select Operating Metrics 14 Investment Management and Research Statement of Income and Summary Metrics 15 Select Operating Metrics 16 Net Flows 17 Protection Solutions Statement of Income and Summary Metrics 18 Select Operating Metrics 19 Investments Consolidated Portfolio composition 21 Consolidated Results of General Account Investment Assets 22 Additional Information Deferred Acquisition Costs Rollforward 24 Use of Non-GAAP Financial Measures (1/2) 25 Use of Non-GAAP Financial Measures (2/2) 26 Reconciliation of Non-GAAP Measures 27 Glossary of Selected Financial and Product Terms 28 AXA Equitable Holdings Analyst Coverage, Ratings & Contact Information 29 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (SEC) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. ______________________________________________________________________________________________________________________________________________________ Page 2

Consolidated Financials and Key Metrics ______________________________________________________________________________________________________________________________________________________ Page 3

Key Metrics Summary Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Change 3/31/2017 3/31/2018 Change Net income (loss) $ (197) $ 698 $ 90 $ 682 $ 291 (247.7)%$ (197) $ 291 (247.7)% Net income (loss) attributable to the noncontrolling interest (93) (90) (96) (144) (123) 32.3% (93) (123) 32.3% Net income (loss) attributable to Holdings (290) 608 (6) 538 168 (157.9)% (290) 168 (157.9)% (1) Non-GAAP Operating Earnings 304 368 506 971 464 52.6% 304 464 52.6% Total equity attributable to Holdings 12,385 12,425 13,485 13,565 - 13,565 Less: Accumulated other comprehensive income (loss) (333) (330) (108) (946) - (946) Total equity attributable to Holdings (ex. AOCI): 12,718 12,755 13,593 14,511 - 14,511 Per share: Diluted earnings per share Net income (loss) attributable to Holdings (0.52) 1.08 (0.01) 0.96 0.30 (157.9)% (0.52) 0.30 (157.9)% Non-GAAP Operating Earnings (1) 0.54 0.66 0.90 1.73 0.83 52.6% 0.54 0.83 52.6% Book value per share – Diluted (1) 41.47 22.08 22.15 24.04 24.18 (41.7)% 41.47 24.18 (41.7)% Book value per share (ex. AOCI) – Diluted (1) 44.53 22.67 22.74 24.23 25.87 (41.9)% 44.53 25.87 (41.9)% Weighted-average common shares outstanding: Basic 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Diluted 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Ending common shares outstanding: Basic 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Diluted 561.0 561.0 561.0 561.0 561.0 0.0% 561.0 561.0 0.0% Notes: (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non- GAAP Reconciliation” section in this document. ______________________________________________________________________________________________________________________________________________________ Page 4

AXA Equitable Holdings

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	Three Months Ended						Year-to-Date		
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	3/31/2017	3/31/2018	Change
Revenues									
Policy charges and fee income	$ 956	$ 935	$ 970	$ 872	$ 972	1.7%	$ 956	$ 972	1.7%
Premiums	281	277	267	299	279	(0.7)%	281	279	(0.7)%
Net derivative gains (losses)	(235)	729	(366)	(13)	(281)	19.6%	(235)	(281)	19.6%
Net investment income (loss)	780	803	794	705	591	(24.2)%	780	591	(24.2)%
Total investment gains (losses), net	(24)	4	(12)	(159)	102	(525.0)%	(24)	102	(525.0)%
Investment management and service fees	954	998	1,018	1,123	1,055	10.6%	954	1,055	10.6%
Other income	118	136	102	89	117	(0.8)%	118	117	(0.8)%
Total revenues	2,830	3,882	2,773	2,916	2,835	0.2%	2,830	2,835	0.2%
Benefits and other deductions									
Policyholders' benefits	1,093	1,741	1,090	430	608	(44.4)%	1,093	608	(44.4)%
Interest credited to policyholders' account balances	246	242	255	252	271	10.2%	246	271	10.2%
Compensation and benefits	539	546	524	528	620	15.0%	539	620	15.0%
Commissions and distribution related payments	395	400	388	421	411	4.1%	395	411	4.1%
Interest expense	35	38	42	45	46	31.4%	35	46	31.4%
Amortization of deferred policy acquisition costs, net	(55)	(113)	12	(83)	15	(127.3)%	(55)	15	(127.3)%
Other operating costs and expenses	744	414	450	468	494	(33.6)%	744	494	(33.6)%
Total benefits and other deductions	2,997	3,268	2,761	2,061	2,465	(17.8)%	2,997	2,465	(17.8)%
Income (loss) from operations, before income taxes	(167)	614	12	855	370	(321.6)%	(167)	370	(321.6)%
Income tax (expense) benefit	(30)	84	78	(173)	(79)	163.3%	(30)	(79)	163.3%
Net income (loss)	(197)	698	90	682	291	(247.7)%	(197)	291	(247.7)%
Less: net (income) loss attributable to the noncontrolling interest	(93)	(90)	(96)	(144)	(123)	32.3%	(93)	(123)	32.3%
Net income (loss) attributable to Holdings	(290)	608	(6)	538	168	(157.9)%	(290)	168	(157.9)%
Adjustments related to:									
Variable annuity product features [1]	291	(78)	694	377	212		291	212	
Investment gains (losses)	24	(4)	12	159	(102)		24	(102)	
Goodwill impairment	369	-	-	-	-		369	-	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	33	34	34	131		34	131	
Other adjustments	(21)	17	55	59	90		(21)	90	
Income tax (expense) benefit related to above adjustments	(235)	9	(276)	(212)	(63)		(235)	(63)	
Non-recurring tax items	132	(217)	(7)	16	28		132	28	
Non-GAAP Operating earnings (loss) [2]	304	368	506	971	464		304	464	

Notes:

(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

Page 5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	Balances as of			
	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Assets				
Total investments	$ 76,274	$ 78,265	$ 81,782	$ 78,883
Cash and cash equivalents	6,187	6,446	4,814	6,091
Cash and securities segregated, at fair value	1,078	789	825	1,025
Broker-dealer related receivables	2,211	2,206	2,158	2,300
Deferred policy acquisition costs	6,101	6,114	5,969	6,288
Goodwill and other intangible assets, net	4,852	4,840	4,824	4,813
Amounts due from reinsurers	5,141	5,035	5,023	4,953
Loans to affiliates	1,235	1,234	1,230	885
GMIB reinsurance contract asset, at fair value	2,093	2,011	1,894	1,734
Current and deferred income taxes	298	266	67	225
Other assets	2,620	2,628	2,510	3,239
Separate Account assets	118,599	121,106	124,552	121,858
Total assets	226,689	230,940	235,648	232,294
Liabilities				
Policyholders' account balances	44,760	46,006	47,171	47,666
Future policy benefits and other policyholders' liabilities	31,029	31,080	30,299	29,586
Broker-dealer related payables	579	550	783	466
Securities sold under agreements to repurchase	3,247	3,284	1,887	1,904
Customers related payables	2,442	2,384	2,229	2,549
Amounts due to reinsurers	1,470	1,439	1,436	1,396
Short-term and long-term debt	1,684	1,933	2,408	2,373
Loans from affiliates	2,982	2,994	3,622	2,530
Other liabilities	4,098	4,289	4,053	4,342
Separate Account liabilities	118,599	121,106	124,552	121,858
Total liabilities	210,890	215,065	218,440	214,670
Redeemable noncontrolling interest	361	440	626	1,024
Equity				
Common stock	6	6	6	6
Capital in excess of par value	955	998	1,298	2,050
Retained earnings	11,757	11,751	12,289	12,455
Accumulated other comprehensive income (loss)	(333)	(330)	(108)	(946)
Total equity attributable to Holdings	12,385	12,425	13,485	13,565
Noncontrolling interest	3,053	3,010	3,097	3,035
Total equity	15,438	15,435	16,582	16,600
Total liabilities, redeemable noncontrolling interest and equity	226,689	230,940	235,648	232,294

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Operating Earnings by Segment

(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Investment Management and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended March 31, 2018					
Revenues						
Policy charges, fee income and premiums	$ 540	$ 64	$ -	$ 535	$ 112	$ 1,251
Net investment income (loss)	228	131	3	220	113	695
Investment gains (losses), net including derivative gains (losses)	(227)	(1)	2	(1)	6	(221)
Investment management, service fees and other income	188	44	904	55	57	1,248
Segment revenues	729	238	909	809	288	2,973
Benefits and other deductions						
Policyholders' benefits	5	-	-	409	179	593
Interest credited to policyholders' account balances	59	70	-	122	20	271
Commissions and distribution related payments	144	24	110	66	67	411
Amortization of deferred policy acquisition costs, net	(47)	(11)	-	71	(5)	8
Compensation and benefits, interest expense, and other operating costs and expenses	121	62	564	114	123	984
Segment benefits and other deductions	282	145	674	782	384	2,267
Operating earnings (loss)	360	76	81	23	(76)	464
Average capital	6,925	1,262		2,674		
Non-GAAP Operating ROC by segment (1) (2) (3)	21.4%	23.6%		4.5%		

	Three Months Ended March 31, 2017					
	Individual Retirement	Group Retirement	Investment Management and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	519	59	-	529	130	1,237
Net investment income (loss)	177	130	19	208	148	682
Investment gains (losses), net including derivative gains (losses)	140	(5)	(10)	-	2	127
Investment Management, service fees and other income	183	43	734	52	60	1,072
Segment revenues	1,019	227	743	789	340	3,118
Benefits and other deductions						
Policyholders' benefits	461	-	-	412	220	1,093
Interest credited to policyholders' account balances	47	71	-	116	12	246
Commissions and distribution related payments	158	23	96	68	50	395
Amortization of deferred policy acquisition costs, net	(54)	(11)	-	29	(8)	(44)
Compensation and benefits, interest expense, and other operating costs and expenses	128	62	497	109	111	907
Segment benefits and other deductions	740	145	593	734	385	2,597
Operating earnings (loss)	202	59	32	39	(26)	304

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $505 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%.

(3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

Page 7

Assets Under Management and Administration

(in millions USD, unless otherwise indicated)	Balances as of				
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Assets Under Management					
AB AUM					
Total AB	$ 497,875	$ 516,600	$ 534,939	$ 554,485	$ 549,468
Exclusion for General Account and other Affiliated Accounts	(53,450)	(54,845)	(56,687)	(59,669)	(58,130)
Exclusion for Separate Accounts	(31,692)	(32,088)	(32,700)	(35,022)	(32,683)
AB third party	412,733	429,667	445,552	459,794	458,655
Total company AUM					
AB third party	412,733	429,667	445,552	459,794	458,655
General Account and other Affiliated Accounts	80,070	82,450	78,265	86,596	84,974
Separate Accounts	116,766	118,599	121,106	124,552	121,858
Total AUM	609,569	630,716	644,923	670,942	665,487
Total Assets Under Administration (AUA) [(1)]	38,856	40,490	42,328	44,372	44,750
AXA Advisor Headcount (actual figures)					
Total Number of AXA Advisors	38,856	40,490	42,328	44,372	44,750

Notes:

(1) AUA includes AXA Advisors Advisory & Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate & Other.

Page 8

Equitable Holdings

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	Three Months Ended						Year-to-Date		
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	3/31/2017	3/31/2018	Change
Insurance Operations:									
Individual Retirement									
First year premiums and deposits	$ 1,862	$ 1,940	$ 1,610	$ 1,683	$ 1,619	(13.0)%	$ 1,862	$ 1,619	(13.0)%
Renewal premium and deposits	92	95	65	102	87	(5.9)%	92	87	(5.9)%
Total Gross Premiums	1,954	2,035	1,675	1,785	1,706	(12.7)%	1,954	1,706	(12.7)%
Group Retirement									
First year premiums and deposits	338	354	305	390	343	1.3%	338	343	1.3%
Renewal premium and deposits	482	508	369	477	498	3.4%	482	498	3.4%
Total Gross Premiums	820	862	674	867	841	2.6%	820	841	2.6%
Protection Solutions									
First year premiums and deposits	104	101	105	121	102	(2.3)%	104	102	(2.3)%
Renewal premium and deposits	664	649	631	647	652	(1.8)%	664	652	(1.8)%
Total Gross Premiums	768	750	736	768	754	(1.9)%	768	754	(1.9)%
Investment Management and Research (in billions USD):									
Gross Sales by Distribution Channel									
Institutional	2.5	4.0	3.3	3.5	14.8	492.0%	2.5	14.8	492.0%
Retail	13.5	13.5	13.9	12.9	14.9	10.4%	13.5	14.9	10.4%
Private Wealth Management	3.0	2.9	2.8	2.9	4.4	46.7%	3.0	4.4	46.7%
Firmwide Gross Sales	19.0	20.4	20.0	19.3	34.1	79.5%	19.0	34.1	79.5%
Gross sales by Investment Service									
Equity Active	4.9	5.2	5.8	6.0	10.9	122.4%	4.9	10.9	122.4%
Equity Passive [1]	0.4	0.1	0.7	0.0	0.0	(100.0)%	0.4	0.0	(100.0)%
Fixed Income - Taxable	11.2	10.6	10.4	8.9	8.5	(24.1)%	11.2	8.5	(24.1)%
Fixed Income - Tax-Exempt	2.0	2.1	1.6	2.2	2.3	15.0%	2.0	2.3	15.0%
Fixed Income Passive [1]	0.0	0.0	0.1	0.0	0.0		0.0	0.0	
Other [2]	0.5	2.4	1.4	2.2	12.4	2,380.0%	0.5	12.4	2,380.0%
Firmwide Gross Sales	19.0	20.4	20.0	19.3	34.1	79.5%	19.0	34.1	79.5%

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

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Select Metrics from Business Segments and Corporate and Other ______________________________________________________________________________________________________________________________________________________ Page 10

Equitable Holdings

Individual Retirement - Profit and Loss Statement and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	Year-to-Date or As of 3/31/2017	3/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 519	$ 544	$ 548	$ 545	$ 540	4.0%	$ 519	$ 540	4.0%
Net investment income (loss)	177	221	211	256	228	28.8%	177	228	28.8%
Investment gains (losses), net including derivative gains (losses)	140	(62)	217	319	(227)	(262.1)%	140	(227)	(262.1)%
Investment Management, service fees and other income	183	183	183	190	188	2.7%	183	188	2.7%
Segment revenues	1,019	886	1,159	1,310	729	(28.5)%	1,019	729	(28.5)%
Benefits and other deductions									
Policyholders' benefits	461	252	292	558	5	(98.9)%	461	5	(98.9)%
Interest credited to policyholders' account balances	47	35	54	38	59	25.5%	47	59	25.5%
Commissions and distribution related payments	158	156	144	151	144	(8.9)%	158	144	(8.9)%
Amortization of deferred policy acquisition costs, net	(54)	(89)	(61)	(98)	(47)	(13.0)%	(54)	(47)	(13.0)%
Compensation and benefits, interest expense, and other operating costs and expenses	128	153	124	118	121	(5.5)%	128	121	(5.5)%
Segment benefits and other deductions	740	507	553	767	282	(61.9)%	740	282	(61.9)%
Operating earnings (loss), before income taxes	279	379	606	543	447	60.2%	279	447	60.2%
Income taxes	(76)	(106)	(175)	(118)	(85)	11.8%	(76)	(85)	11.8%
Operating earnings (loss), before noncontrolling interest	203	273	431	425	362	78.3%	203	362	78.3%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	(1)	(2)	(3)	(2)	100.0%	(1)	(2)	100.0%
Operating earnings (loss)	202	272	429	422	360	78.2%	202	360	78.2%
Summary Metrics									
Non-GAAP Operating ROC [(1)(2)]				19.1%	21.4%			21.4%	
Average account value [(3)]	95,142	97,625	99,503	101,929	102,607	7.8%	95,142	102,607	7.8%
Return on assets [(4)]				1.77%	1.92%			1.92%	
Net flows	213	172	(94)	(358)	(462)	(317.3)%	213	(462)	(316.9)%
First year premiums and deposits	1,862	1,940	1,610	1,683	1,619	(13.0)%	1,862	1,619	(13.0)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

Page 11

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Year-to-Date or As of 3/31/2017	3/31/2018
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 1,074	$ 1,076	$ 832	$ 799	$ 775	$ 1,074	$ 775
Retirement Cornerstone	591	657	607	667	627	591	627
Investment Edge	88	107	96	127	132	88	132
Other	109	100	75	89	86	109	86
Total First Year Premiums	1,862	1,940	1,610	1,683	1,619	1,862	1,619
First Year Premiums by Guarantee:							
Non-GMxB	1,260	1,280	1,014	1,064	1,003	1,260	1,002
ROP death benefit only	77	76	71	51	78	77	79
Total non-GMxB & ROP death benefit only	1,337	1,356	1,085	1,116	1,081	1,337	1,081
Floating rate GMxB	488	550	514	559	525	488	525
Fixed rate GMxB	37	33	11	8	13	37	13
Total First Year Premiums	1,862	1,940	1,610	1,683	1,619	1,862	1,619
Account Values							
General account:							
Balance as of beginning of period	15,384	16,421	17,391	17,753	19,060	15,384	19,060
Gross premiums	1,100	1,142	931	958	793	1,100	793
Surrenders, withdrawals and benefits	(326)	(393)	(339)	(477)	(461)	(326)	(461)
Net flows	774	749	591	481	332	774	332
Investment performance, interest credited and policy charges	263	220	(228)	825	89	263	89
Balance as of end of period	16,421	17,391	17,753	19,060	19,480	16,421	19,480
Separate account:							
Balance as of beginning of period	78,220	80,258	81,180	82,682	84,364	78,220	84,364
Gross premiums	909	950	818	977	993	909	993
Surrenders, withdrawals and benefits	(1,471)	(1,527)	(1,503)	(1,816)	(1,787)	(1,471)	(1,787)
Net flows	(561)	(577)	(685)	(839)	(794)	(561)	(794)
Investment performance, interest credited and policy charges	2,599	1,499	2,187	2,521	(1,260)	2,599	(1,260)
Balance as of end of period	80,258	81,180	82,682	84,364	82,310	80,258	82,310
Total:							
Balance as of beginning of period	93,604	96,679	98,570	100,435	103,423	93,604	103,423
Gross premiums	2,010	2,092	1,748	1,935	1,787	2,010	1,787
Surrenders, withdrawals and benefits	(1,797)	(1,921)	(1,843)	(2,293)	(2,249)	(1,797)	(2,249)
Net flows	213	172	(94)	(358)	(462)	213	(462)
Investment performance, interest credited and policy charges	2,862	1,719	1,959	3,346	(1,171)	2,862	(1,171)
Balance as of end of period	96,679	98,570	100,435	103,423	101,790	96,679	101,790
Net Amount at Risk (NAR):							
Total GMIB NAR	6,220	6,509	6,320	6,032	6,002	6,220	6,002
Total GMDB NAR	17,886	17,760	17,384	16,875	18,029	17,886	18,029

Page 12

Group Retirement - Profit and Loss Statement and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of						Year-to-Date or As of		
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	3/31/2017	3/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 59	$ 61	$ 51	$ 77	$ 64	8.5%	$ 59	$ 64	8.5%
Net investment income (loss)	130	111	150	137	131	0.8%	130	131	0.8%
Investment gains (losses), net including derivative gains (losses)	(5)	(3)	2	(2)	(1)	(80.0)%	(5)	(1)	(80.0)%
Investment Management, service fees and other income	43	41	45	45	44	2.3%	43	44	2.3%
Segment revenues	227	210	248	257	238	4.8%	227	238	4.8%
Benefits and other deductions									
Interest credited to policyholders' account balances	71	64	71	76	70	(1.4)%	71	70	(1.4)%
Commissions and distribution related payments	23	24	20	26	24	4.3%	23	24	4.3%
Amortization of deferred policy acquisition costs, net	(11)	(19)	(23)	(10)	(11)	0.0%	(11)	(11)	0.0%
Compensation and benefits, interest expense, and other operating costs and expenses	62	69	62	68	62	0.0%	62	62	0.0%
Segment benefits and other deductions	145	138	130	160	145	0.0%	145	145	0.0%
Operating earnings (loss), before income taxes	82	72	118	97	93	13.4%	82	93	13.4%
Income taxes	(23)	(18)	(32)	(14)	(17)	(26.1)%	(23)	(17)	(26.1)%
Operating earnings (loss), before noncontrolling interest	59	54	86	83	76	28.8%	59	76	28.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	-	(1)	-	-	-		-	-	
Operating earnings (loss)	59	53	86	83	76	28.8%	59	76	28.8%
Summary Metrics									
Non-GAAP Operating ROC [1][2]				22.6%	23.6%			23.6%	
Average account value [3]	30,653	31,576	32,419	33,381	33,912	10.6%	30,653	33,912	10.6%
Return on assets [4]				1.11%	1.12%			1.12%	
Net flows	55	196	(5)	22	101	84.3%	55	101	84.3%
Gross premiums	820	862	674	867	841	2.6%	820	841	2.5%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

Page 13

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Year-to-Date or As of 3/31/2017	3/31/2018
Sales Metrics							
Gross premiums:							
First-year premiums	$ 338	$ 354	$ 305	$ 390	$ 343	$ 338	$ 343
Renewal premiums	482	508	369	477	498	482	498
Group Retirement premiums	820	862	674	867	841	820	841
Gross premiums by market:							
Tax-exempt	216	204	192	260	207	216	207
Corporate	114	138	103	114	122	114	122
Other	9	12	10	16	14	9	14
Total First Year Premiums	338	354	305	390	343	338	343
Tax-exempt	340	380	256	355	357	340	357
Corporate	79	71	71	72	84	79	84
Other	63	57	42	49	57	63	57
Total renewal premiums	482	508	369	477	498	482	498
Group Retirement premiums by market	820	862	674	867	841	820	841
Account Values							
General account:							
Balance as of beginning of period	10,999	11,093	11,210	11,316	11,319	10,999	11,319
Gross premiums	289	266	270	257	259	289	259
Surrenders, withdrawals and benefits	(269)	(219)	(240)	(323)	(254)	(269)	(254)
Net flows	20	47	30	(67)	5	20	5
Investment performance, interest credited and policy charges	74	70	75	70	69	74	69
Balance as of end of period	11,093	11,210	11,316	11,319	11,393	11,093	11,393
Separate account:							
Balance as of beginning of period	19,139	20,075	20,773	21,540	22,587	19,139	22,587
Gross premiums	535	582	401	605	578	535	578
Surrenders, withdrawals and benefits	(500)	(434)	(437)	(516)	(482)	(500)	(482)
Net flows	35	149	(36)	88	96	35	96
Investment performance, interest credited and policy charges	901	549	803	959	(159)	901	(159)
Balance as of end of period	20,075	20,773	21,540	22,587	22,525	20,075	22,525
Total:							
Balance as of beginning of period	30,138	31,168	31,983	32,855	33,906	30,138	33,906
Gross premiums	824	848	672	861	837	824	837
Surrenders, withdrawals and benefits	(769)	(652)	(677)	(840)	(736)	(769)	(736)
Net flows	55	196	(5)	22	101	55	101
Investment performance, interest credited and policy charges	975	619	878	1,029	(90)	975	(90)
Balance as of end of period	31,168	31,983	32,855	33,906	33,918	31,168	33,918

Page 14

Equitable Holdings

Investment Management and Research - Profit and Loss Statement and Summary Metrics [1]

(in millions USD, unless otherwise indicated)	Three Months Ended or As of						Year-to-Date or As of		
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	3/31/2017	3/31/2018	Change
Revenues									
Net investment income (loss)	$ 19	$ 4	$ 9	$ 28	$ 3	(84.2)%	$ 19	$ 3	(84.2)%
Investment gains (losses), net including derivative gains (losses)	(10)	(5)	(5)	(4)	2	(120.0)%	(10)	2	(120.0)%
Investment Management, service fees and other income	734	773	788	885	904	23.2%	734	904	23.2%
Segment revenues	743	772	792	909	909	22.3%	743	909	22.3%
Benefits and other deductions									
Commissions and distribution related payments	96	103	106	110	110	14.6%	96	110	14.6%
Compensation and benefits, interest expense, and other operating costs and expenses	497	512	512	521	564	13.5%	497	564	13.5%
Segment benefits and other deductions	593	615	618	631	674	13.7%	593	674	13.7%
Operating earnings (loss), before income taxes	150	157	174	278	235	56.7%	150	235	56.7%
Income taxes	(35)	(21)	(29)	(54)	(27)	(22.9)%	(35)	(27)	(22.9)%
Operating earnings (loss), before noncontrolling interest	115	136	145	224	208	80.9%	115	208	80.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(83)	(75)	(100)	(151)	(127)	53.0%	(83)	(127)	53.0%
Operating earnings (loss)	32	61	45	73	81	153.1%	32	81	153.1%
Summary Metrics									
Adjusted operating margin [2]	24.1%	24.9%	25.0%	35.2%	30.1%		24.1%	30.1%	
Net flows (in billions USD)	36.1	33.1	32.2	33.6	26.2		36.1	26.2	
Total AUM (in billions USD)	534.2	545.0	562.6	583.9	578.1		534.2	578.1	
Ownership Structure of AB									
AXA and its subsidiaries [3]	63.2%	64.0%	64.0%	63.3%	63.0%		63.2%	63.0%	
AB Holding	35.5%	34.8%	34.9%	35.5%	35.8%		35.5%	35.8%	
Unaffiliated holders	1.3%	1.2%	1.1%	1.2%	1.2%		1.3%	1.2%	
AXA and its subsidiaries total economic interest	63.8%	64.6%	64.9%	64.7%	64.4%		63.8%	64.4%	
Units of limited partnership outstanding	268.7	265.7	265.8	268.7	269.8		268.7	269.8	

Notes:

(1) The following Profit and Loss Statement represents our economic interest in AllianceBernstein ("AB") at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017 of 46.5%, 46.7%, 46.7%, 46.3% and 45.8%, respectively. It does not reflect the impact of the additional AB units we purchased in April, which brought our current economic interest in AB to approximately 65%.

(2) Adjusted Operating Margin is a non-GAAP financial measure used by AB's management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

(3) Including both the general partnership and limited partnership interests in AB Holding and AB, AXA and its subsidiaries had an approximate 64.4% economic interest in AB as of March 31, 2018.

Page 15

AXA Equitable Holdings

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	Three Months Ended or As of				
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
AUM Rollforward					
Balance as of beginning of period	$ 480.2	$ 497.9	$ 516.6	$ 534.9	$ 554.5
Sales/new accounts	19.0	20.4	20.0	19.3	34.1
Redemptions/terminations	17.9	14.0	13.8	15.4	(2.6)
Cash flow/un-reinvested dividends	(0.8)	(1.3)	(1.6)	(1.1)	(5.3)
Net long-term (outflows) inflows	36.1	33.1	32.2	33.6	26.2
Market appreciation	17.9	14.0	13.8	15.4	(2.6)
Balance as of end of period	534.2	545.0	562.6	583.9	578.1
Ending Assets by Distribution Channel					
Institutions	244.9	252.9	260.0	269.3	265.0
Retail	168.9	177.3	185.7	192.9	191.0
Private Wealth Management	84.1	86.4	89.2	92.3	93.5
Total	497.9	516.6	534.9	554.5	549.5
Ending Assets by Investment Service					
Equity					
Actively Managed	118.8	124.5	131.7	139.4	142.5
Passively Managed [(1)]	48.9	50.1	52.3	54.3	52.2
Total Equity	167.7	174.6	184.0	193.7	194.7
Fixed Income					
Actively Managed	265.9	275.8	282.4	288.3	277.9
Passively Managed [(1)]	11.1	9.9	9.9	9.9	10.0
Total Fixed Income	277.0	285.7	292.3	298.2	287.9
Other [(2)]					
Total Other	53.2	56.3	58.6	62.6	66.9
Total	497.9	516.6	534.9	554.5	549.5

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

Page 16

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	Three Months Ended 3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Net Flows by Distribution Channel					
Institutions					
US	$ (2.3)	$ (0.8)	$ 0.5	$ 1.6	$ (5.6)
Global and Non-US	0.4	2.0	0.9	1.4	2.8
Total Institutions	(1.9)	1.2	1.4	3.0	(2.8)
Retail					
US	(0.5)	(0.8)	(0.5)	0.7	0.2
Global and Non-US	2.1	4.0	3.5	0.3	(1.5)
Total Retail	1.6	3.2	3.0	1.0	(1.3)
Private Wealth					
US	(0.1)	0.2	(0.3)	(0.1)	0.8
Global and Non-US	0.2	0.1	0.4	0.3	0.9
Total Private Wealth	0.1	0.3	0.1	0.2	1.7
Total Net Flows by Distribution Channel	(0.2)	4.7	4.5	4.2	(2.4)
Net Flows by Investment Service					
Equity Active					
US	(1.0)	(0.7)	(1.0)	(0.9)	(1.5)
Global and Non-US	0.3	1.3	1.9	0.9	4.4
Total Equity Active	(0.7)	0.6	0.9	0.0	2.9
Equity Passive [1]					
US	(0.9)	(0.4)	(0.4)	(1.2)	(1.1)
Global and Non-US	(1.1)	(0.1)	0.1	(0.2)	(0.4)
Total Equity Passive [1]	(2.0)	(0.5)	(0.3)	(1.4)	(1.5)
Fixed Income - Taxable					
US	(0.9)	(0.1)	0.9	2.8	(4.4)
Global and Non-US	3.6	3.7	2.8	0.1	(5.2)
Total Fixed Income - Taxable	2.7	3.6	3.7	2.9	(9.6)
Fixed Income - Tax-Exempt					
US	0.3	0.8	(0.1)	0.9	0.8
Global and Non-US	0.0	0.0	0.0	0.0	0.0
Total Fixed Income - Taxable	0.3	0.8	(0.1)	0.9	0.8
Fixed Income - Passive [1]					
US	(0.2)	(1.3)	0.0	0.0	0.1
Global and Non-US	0.0	(0.1)	(0.1)	0.0	0.0
Total Fixed Income - Passive [1]	(0.2)	(1.4)	(0.1)	0.0	0.1
Other [2]					
US	(0.2)	0.3	0.3	0.6	1.5
Global and Non-US	(0.1)	1.3	0.1	1.2	3.4
Total Other [2]	(0.3)	1.6	0.4	1.8	4.9
Total Net Flows by Investment Service	(0.2)	4.7	4.5	4.2	(2.4)
Active vs. Passive Net Flows					
Actively Managed					
Equity	(0.7)	0.6	0.9	0.0	2.9
Fixed Income	3.0	4.4	3.6	3.8	(8.8)
Other [2]	(0.3)	1.6	0.4	1.7	4.8
Total	2.0	6.6	4.9	5.5	(1.1)
Passively Managed [1]					
Equity	(2.0)	(0.5)	(0.3)	(1.4)	(1.5)
Fixed Income	(0.2)	(1.4)	(0.1)	0.0	0.1
Other [2]	0.0	0.0	0.0	0.1	0.1
Total	(2.2)	(1.9)	(0.4)	(1.3)	(1.3)
Total Active vs. Passive Net Flows	(0.2)	4.7	4.5	4.2	(2.4)

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

Page 17

Protection Solutions - Profit and Loss Statement and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	Change	Year-to-Date or As of 3/31/2017	3/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 529	$ 512	$ 518	$ 436	$ 535	1.1%	$ 529	$ 535	1.1%
Net investment income (loss)	208	173	226	243	220	5.8%	208	220	5.8%
Investment gains (losses), net including derivative gains (losses)	-	1	3	(4)	(1)		-	(1)	
Investment Management, service fees and other income	52	57	51	52	55	5.8%	52	55	5.8%
Segment revenues	789	743	798	727	809	2.5%	789	809	2.5%
Benefits and other deductions									
Policyholders' benefits	412	421	431	(308)	409	(0.7)%	412	409	(0.7)%
Interest credited to policyholders' account balances	116	120	119	111	122	5.2%	116	122	5.2%
Commissions and distribution related payments	68	68	65	73	66	(2.9)%	68	66	(2.9)%
Amortization of deferred policy acquisition costs, net	29	(3)	91	10	71	144.8%	29	71	144.8%
Compensation and benefits, interest expense, and other operating costs and expenses	109	118	104	112	114	4.6%	109	114	4.6%
Segment benefits and other deductions	734	724	810	(2)	782	6.5%	734	782	6.5%
Operating earnings (loss), before income taxes	55	19	(12)	729	27	(50.9)%	55	27	(50.9)%
Income taxes	(16)	(3)	9	(242)	(4)	(75.0)%	(16)	(4)	(75.0)%
Operating earnings (loss), before noncontrolling interest	39	16	(3)	487	23	(41.0)%	39	23	(41.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	-	-	-	(2)	-		-	-	
Operating earnings (loss)	39	16	(3)	485	23	(41.0)%	39	23	(41.0)%
Summary Metrics									
Non-GAAP Operating ROC [(1)(2)(3)]				5.2%	4.5%			4.5%	
Benefit ratio [(4)]	66.9%	72.8%	68.9%	(27.1)%	65.6%		66.9%	65.6%	
Gross written premiums	768	750	736	768	754	(1.9)%	768	754	(1.9)%
Annualized premiums	52	54	57	60	57	10.3%	52	57	10.3%
Total in-force face amount (in billions USD)	448	447	445	446	444	(0.9)%	448	444	(0.9)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $588 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%.

(3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC and goodwill along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(4) Benefit ratio is calculated as sum of policyholders' benefits and interest credited to policyholders' account balances dividend by segment revenues.

Page 18

Protection Solutions - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Sales Metrics First Year Premiums by Product Line: Universal Life $ 2 $ 1 $ 1 $ 0 $ 1 $ 2 $ 1 Indexed Universal Life 56 55 50 58 48 56 48 Variable Universal Life 40 34 43 45 39 40 39 Term 5 4 5 5 4 5 4 Employee Benefits 2 6 6 11 10 2 10 (1) Other 0 0 0 1 0 0 0 Total 104 101 105 121 102 104 102 Renewals by Product Line: Universal Life 218 256 218 221 220 218 220 Indexed Universal Life 48 45 48 48 55 48 55 Variable Universal Life 257 220 243 239 242 257 242 Term 131 126 116 131 126 131 126 Employee Benefits 0 0 0 1 3 0 3 (1) Other 11 2 6 8 6 11 6 Total 664 649 631 647 652 664 652 Total Gross Premiums 768 750 736 768 754 768 754 In-force Metrics In-force Face Amount by Product (in billions)(2): Universal Life (3) 61 60 60 59 58 61 58 Indexed Universal Life 19 19 20 20 21 19 21 (4) Variable Universal Life 130 129 129 129 129 130 129 Term 236 236 235 236 235 236 235 Whole Life 2 2 2 2 2 2 2 Total 448 447 445 446 444 448 444 In-force Policy Count by Product (in thousands): Universal Life (2) 196 193 191 188 185 196 185 Indexed Universal Life 40 41 43 45 47 40 47 Variable Universal Life (3) 323 321 318 316 314 323 314 Term 344 343 341 340 338 344 338 Whole Life 21 20 20 20 20 21 20 Total 924 919 913 909 903 924 903 Notes: (1) For the individual life insurance in-force, other includes current assumption Universal Life insurance, Whole Life insurance and other products available for sale but not actively marketed. (2) Does not include life insurance sold as part of our employee benefits business as it is a start-up business with a limited amount of in-force policies. (3) Universal Life includes guaranteed Universal Life insurance products. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. (5) Does not include Protection Solutions Reserves for our employee benefits business as it is a start-up business and therefore has immaterial in-force policies. ______________________________________________________________________________________________________________________________________________________ Page 19

Investments ______________________________________________________________________________________________________________________________________________________ Page 20

Investment Portfolio Composition

(in millions USD, unless otherwise indicated)

	Balances as of			
	12/31/2017		3/31/2018	
	Amount	% of Total	Amount	% of Total
Composition of investment portfolio				
Fixed maturities, available for sale, at fair value	$ 46,941	57.1%	$ 43,484	54.0%
Mortgage loans on real estate	10,952	13.3%	11,333	14.1%
Policy loans	3,819	4.6%	3,776	4.7%
Real Estate held for the production of income	390	0.5%	52	0.1%
Other equity investments	1,392	1.7%	1,258	1.6%
Other invested assets	4,118	5.0%	4,061	5.0%
Subtotal investment assets	67,612	82.2%	63,964	79.4%
Trading securities	14,170	17.2%	14,919	18.5%
Total investments	81,782	99.5%	78,883	97.9%
Cash and cash equivalents	4,814	5.9%	6,091	7.6%
Repurchase and funding agreements	(4,382)	(5.3)%	(4,397)	(5.5)%
Total	82,214	100.0%	80,577	100.0%
Fixed maturities by industry				
Corporate securities:				
Finance	6,017	12.6%	6,117	13.8%
Manufacturing	7,820	16.4%	8,059	18.2%
Utilities	4,229	9.0%	4,265	9.7%
Services	3,422	7.2%	3,662	8.3%
Energy	2,072	4.4%	2,114	4.8%
Retail and wholesale	1,437	3.0%	1,364	3.1%
Transportation	1,012	2.1%	1,090	2.5%
Other	135	0.3%	149	0.3%
Total corporate securities	26,144	54.9%	26,820	60.7%
U.S. government	18,493	38.8%	14,638	33.1%
Residential mortgage-backed	818	1.7%	627	1.4%
Preferred stock	512	1.1%	513	1.2%
State & municipal	489	1.0%	477	1.1%
Foreign governments	419	0.9%	419	0.9%
Asset-backed securities	749	1.6%	675	1.5%
Total	47,624	100.0%	44,169	100.0%
Fixed maturities credit quality (1)				
Aaa, Aa, A	34,835	73.1%	31,120	70.5%
Baa	11,668	24.5%	11,994	27.2%
Investment grade	46,503	97.6%	43,114	97.6%
Ba	659	1.4%	591	1.3%
B	428	0.9%	436	1.0%
Caa	21	0.0%	22	0.0%
Ca, C	13	0.0%	6	0.0%
Below investment grade	1,121	2.4%	1,055	2.4%
Total	47,624	100.0%	44,169	100.0%

Notes:

(1) Credit quality based on NAIC rating.

Page 21

Equitable Holdings

Results of General Account Investment Assets

(in millions USD, unless otherwise indicated)	Three Months Ended 3/31/2018		Three Months Ended 3/31/2017		Year Ended 12/31/2017	
	Yield	Amount [2]	Yield	Amount [2]	Yield	Amount [2]
Fixed Maturities[1]:						
Investment grade						
Income (loss)	3.64%	$ 396	3.67%	$ 374	3.64%	$ 1,515
Ending assets		42,620		40,970		44,384
Below investment grade						
Income	6.52%	22	7.32%	30	7.23%	113
Ending assets		1,333		1,646		1,367
Mortgages:						
Income (loss)	4.18%	116	4.66%	116	4.38%	454
Ending assets		11,333		10,197		10,952
Real Estate Held For the Production of Income:						
Income (loss)	-1.91%	(4)	-1.19%	(1)	1.30%	2
Ending assets		52		56		390
Other Equity Investments:						
Income (loss)	12.59%	41	12.76%	41	14.37%	169
Ending assets		1,298		1,410		1,289
Policy Loans:						
Income	5.71%	54	5.76%	55	5.77%	221
Ending assets		3,776		3,818		3,819
Cash and Short-term Investments:						
Income	0.71%	8	0.67%	6	0.65%	32
Ending assets		4,220		2,881		4,539
Repurchase and funding agreements:						
Interest expense and other		(9)		(4)		(21)
Ending assets (liabilities)		(4,397)		(3,790)		(4,382)
Total Invested Assets:						
Income	4.07%	624	4.28%	617	4.18%	2,485
Ending assets		60,235		57,188		62,358
Trading Securities:						
Income	-0.94%	(29)	5.19%	119	2.19%	231
Ending assets		12,907		9,689		12,050
Total:						
Investment income	3.22%	595	4.42%	736	3.88%	2,716
Less: investment fees	-0.10%	(18)	-0.11%	(18)	-0.10%	(68)
Investment income, net	3.12%	577	4.31%	718	3.78%	2,648
Ending Net Assets		73,142		66,877		74,408

Notes:

(1) Fixed Maturities Investment Grade and Below Investment Grade are based on Moody's Equivalent ratings.

(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

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Additional Information ______________________________________________________________________________________________________________________________________________________ Page 23

Deferred Acquisition Costs Rollforward Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 3/31/2017 3/31/2018 Deferred Acquisition Costs Balance as of beginning of period $ 6,045 $ 6,026 $ 6,101 $ 6,114 $ 5,969 $ 6,045 $ 5,969 Capitalization of commissions, sales and issue expenses 173 178 163 173 160 173 160 Amortization (129) (60) (170) (82) (168) (129) (168) Change in unrealized investment gains and losses (63) (43) 20 (236) 327 (63) 327 Balance as of end of period 6,026 6,101 6,114 5,969 6,288 6,026 6,288 Deferred Acquisition Costs balance by segment Individual Retirement 2,608 2,718 2,811 2,901 2,957 2,608 2,957 Group Retirement 652 649 668 678 664 652 664 Protection Solutions 2,538 2,865 2,569 2,329 2,554 2,538 2,554 Corporate and Other 228 (131) 65 60 113 228 113 Total 6,026 6,101 6,114 5,969 6,288 6,026 6,288 ______________________________________________________________________________________________________________________________________________________ Page 24

Use of Non-GAAP Financial Measures (1/2) In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to- period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2018, the Company revised its Operating earnings definition as it relates to the treatment of certain elements of the profitability of its variable annuity products with indexed-linked features to align to the treatment of its variable annuity products with GMxB features. In addition, adjustments for variable annuity products with index-linked features previously included within Other adjustments in the calculation of Operating earnings are now included with the adjustments for variable annuity products with GMxB features in the broader adjustment category, Variable annuity product features. The presentations of Operating earnings in prior periods were revised to reflect this change in definition. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to Variable annuity product features which include certain changes in the fair value of the derivatives and other securities we use to hedge these features and changes in the fair value of the embedded derivatives reflected within Variable annuity products’ net derivative results; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Goodwill impairment, which includes a write-down of goodwill in first quarter of 2017. • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, permanent differences due to goodwill impairment, and the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2018 and 35% in 2017, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. ______________________________________________________________________________________________________________________________________________________ Page 25

Use of Non-GAAP Financial Measures (2/2) Non-GAAP Operating ROC by Segment We report Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available for sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective in analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “stockholder’s equity.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending Non-GAAP Operating EPS Non-GAAP Operating EPS is calculated by dividing Non-GAAP Operating Earnings by ending common shares outstanding – diluted. ______________________________________________________________________________________________________________________________________________________ Page 26

Reconciliation of Non-GAAP Measures

(in millions USD, unless otherwise indicated)	Three Months Ended or As of					Year-to-Date or As of	
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	3/31/2017	3/31/2018
Net income (loss) attributable to Holdings							
Net income (loss) attributable to Holdings	**(290)**	**608**	**(6)**	**538**	**168**	**(290)**	**168**
Adjustments related to:							
Variable annuity product features [1]	291	(78)	694	377	212	291	212
Investment gains (losses)	24	(4)	12	159	(102)	24	(102)
Goodwill impairment	369	-	-	-	-	369	-
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	33	34	34	131	34	131
Other adjustments	(21)	17	55	59	90	(21)	90
Income tax (expense) benefit related to above adjustments	(235)	9	(276)	(212)	(63)	(235)	(63)
Non-recurring tax items	132	(217)	(7)	16	28	132	28
Non-GAAP Operating earnings (loss) [2]	**304**	**368**	**506**	**971**	**464**	**304**	**464**
Net income (loss) attributable to Holdings per diluted common share	**(0.52)**	**1.08**	**(0.01)**	**0.96**	**0.30**	**(0.52)**	**0.30**
Adjustments related to:							
Variable annuity product features [1]	0.52	(0.14)	1.24	0.67	0.38	0.52	0.38
Investment gains (losses)	0.04	(0.01)	0.02	0.28	(0.18)	0.04	(0.18)
Goodwill impairment	0.66	-	-	-	-	0.66	-
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.06	0.06	0.06	0.23	0.06	0.23
Other adjustments	(0.04)	0.03	0.10	0.11	0.16	(0.04)	0.16
Income tax (expense) benefit related to above adjustments	(0.42)	0.02	(0.49)	(0.38)	(0.11)	(0.42)	(0.11)
Non-recurring tax items	0.24	(0.39)	(0.01)	0.03	0.05	0.24	0.05
Non-GAAP Operating Earnings per diluted common share [2]	**0.54**	**0.66**	**0.90**	**1.73**	**0.83**	**0.54**	**0.83**
Book value per share							
Book value per share	-	**22.08**	**22.15**	**24.04**	**24.18**	-	**24.18**
Less: Per share impact of AOCI	-	(0.59)	(0.59)	(0.19)	(1.69)	-	(1.69)
Book value per share (ex. AOCI) [2]	-	**22.67**	**22.74**	**24.23**	**25.87**	-	**25.87**

Notes:

(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

Page 27

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Account AV refers to Separate Account investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB, (ii) the assets in our GAIA portfolio and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Deferred acquisition cost (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. FYP - First year premium and deposits Gross premiums - FYP and Renewal premium and deposits GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium ("ROP") death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both Pre-tax return on assets - calculated as segment pre-tax operating earnings ______________________________________________________________________________________________________________________________________________________ Page 28

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Autonomous Research	Erik Bass	+1 (646) 561-6248
Bank of America Merrill Lynch	Jay Cohen	+1 (646) 855-5716
Barclays	Jay Gelb	+1 (212) 526-1561
Citi	Suneet Kamath	+1 (212) 816-3457
Credit Suisse	Andrew Kligerman	+1 (212) 325-5069
Deutsche Bank	Joshua Shanker	+1 (212) 250-7127
Goldman Sachs	Alex Scott	+1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	+1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	+1 (860) 722-5930
Morgan Stanley	Nigel Dally	+1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	+1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	+1 (615) 748-4422

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	3/7/2018	3/6/2018	4/11/2018
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	—	BBB+	Baa2
AXA Financial	bbb+	BBB+	Baa2
AB [(1)]	—	A	A2

Investor and Media Contacts

Contact Investor Relations
Kevin Molloy
(212) 314-2476
IR@axa-equitable.com
www.ir.axaequitableholdings.com

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

Mallika Patkar
(212) 314-2183

Contact Media Relations
Gina Tyler
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:

(1) Last review date 5/10/2017

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